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                                                                    Exhibit 10.4

                              DEVELOPMENT AGREEMENT
                                     BETWEEN
           SCIENTIFIC-ATLANTA, INC. AND WORLDGATE COMMUNICATIONS, INC.

This development agreement, including all attachments hereto, (hereinafter the "Agreement") is made as of the last date hereof (the "Effective Date") by and between WorldGate Communications, Inc., a Delaware corporation, having offices at 3220 Tillman Drive, Bensalem, PA 19020 (hereinafter "WorldGate"), and Scientific-Atlanta, Inc., a Georgia corporation, having offices at One Technology Parkway South, Norcross, GA 30092-2967 (hereinafter "S-A").

The parties desire to assist each other in the development of various technical projects with the initial project being the development of an add-on board for various S-A set top converters as further identified herein, which add-on board affords real-time interactive Internet access through such set top converters, with such projects to be used and licensed by the parties as further described by the terms and conditions of this Agreement.

In consideration of the promises, mutual covenants, agreements, and obligations of the parties and of other good and valuable considerations, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:


1.  DEFINITIONS

     1.1    "ASIC" means an application specific integrated circuit.

     1.2 "Customer Premises Equipment" ("CPE") means a device, for example such as the Model 8610 set top terminal, manufactured by or for S-A which receives audio, video and data signals, including television signals, from a service provider's network via any combination of fiber or metallic cables; over the air broadcast, or broadcast directly from a satellite and which the parties agree in writing are to be used with the WorldGate Technology.

     1.3 "Inventions" means all discoveries, improvements, designs, mask works, software, ideas (whether or not patentable or copyrightable), that are developed or discovered during the performance of activities that are directly related to development activities performed pursuant to a Statement of Work performed under this Agreement.

     1.4 "Licensed Technology" means the WorldGate Technology, when licensed by WorldGate to S-A as set forth in this Agreement, and the S-A Technology, when licensed by S-A to WorldGate as set forth in this Agreement.

     1.5 "Manufacturing Files" means complete files which will contain all information reasonably necessary to enable a skilled manufacturer to make the applicable apparatus or device, including interface specifications and test procedures for such apparatus or device.

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     1.6    "Prototype" means a working but non-final release of the apparatus or device described by a Statement of Work hereunder which conforms with the provisions of this Agreement and the applicable Statement of Work.

     1.7 "S-A Interoperability Information" means the WorldGate information as is further identified and described in Attachment C hereto, which the parties agree by virtue of the same being so listed in Attachment C is (i) necessary for the WorldGate Board and the WorldGate Software to interface with and function on a CPE and related headend equipment, and (ii) is to be developed by WorldGate as part of a Statement of Work hereunder, but solely to the extent the same is based upon and derived from S-A proprietary information provided to WorldGate hereunder.

     1.8    "S-A Technology" means:

            a. S-A's Inventions related to a WorldGate or S-A deliverable under any Statement of Work;

            b.   the CPE;

            c. head-end devices, software and systems for providing data and other information to the CPE; and

            d. such improvements, modifications, enhancements, upgrades, and error corrections to the immediately preceding items (a) through (c) which S-A agrees to develop and make available to WorldGate pursuant to the relevant Statement of Work.

     1.9 "Statement(s) of Work" means that specification or specifications which are agreed in writing by the parties to be included as part of this Agreement and accordingly attached as set forth in the numbered Attachment A1 et seq. that describe the general functions, requirements and performance goals of WorldGate and S-A related to the development activities as set forth in each Statement of Work. To the extent that a Statement of Work has been executed by duly authorized representatives of both parties, any additional provisions in the Statement of Work or provisions in the Statement of Work that are inconsistent with those of this Agreement shall govern, but only with respect to that Statement of Work. Each Statement of Work shall include:

            a.   Brief description of the development activity

            b. Designation of Technical and Executive Committee members and Support Interfaces

            c.   Written Specifications of the Development Activities

            d.   Schedule and List of Deliverables

            e.   Testing Procedures

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            f.   Acceptance Testing Criteria

            g.   Payments, if any

            h.   Licensing and Royalty Terms, if any

            i. Other terms specific to Developmental Activities, including without limitation any required variations to the terms and conditions of this Agreement with respect to the ownership of Inventions and other intellectual property.

     1.10 "WorldGate ASIC" means an ASIC which incorporates the proprietary technology or design of WorldGate.

     1.11 "WorldGate Board" means a circuit board (i) designed for installation in the CPE to provide for real-time, interactive access to the Internet through the CPE, including the display of Internet graphics on television sets or monitors connected to the CPE; (ii) designed in conformance to the specifications set forth in a Statement of Work. Unless otherwise set forth herein, the WorldGate Board includes the WorldGate ASIC as installed on the WorldGate Board and any WorldGate Software resident on the WorldGate Board or in the WorldGate ASIC.

     1.12 "WorldGate Interoperability Information" means the S-A information as is further identified and described in Attachment D hereto, which the parties agree by virtue of the same being so listed in Attachment D is (i) necessary for the WorldGate Board and the WorldGate Software to interface with an function on a CPE and related headend equipment, and (ii) is to be developed by S-A as part of a Statement of Work hereunder, but solely to the extent that the same is based upon and derived from WorldGate proprietary information provided to S-A hereunder.

     1.13 "WorldGate Software" means that software used for the operation of a WorldGate ASIC or the WorldGate Board in object or executable code format together with any associated WorldGate test suites that are not available commercially from third party suppliers.

     1.14   "WorldGate Technology" means:

            a. WorldGate's Inventions related to a WorldGate or S-A deliverable under any Statement of Work;

            b.   WorldGate Board;

            c. Server device, systems, and software which interface with S-A CPE's and headend equipment; and

            d. such improvements, modifications, enhancements, upgrades, and error corrections to the immediately preceding items (a) through (c) which

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                 WorldGate agrees to develop and make available to S-A pursuant to the relevant Statement of Work.

2.   STRUCTURE

This Agreement is intended to provide the overall terms and conditions for multiple projects for the joint development by WorldGate and S-A's Analog Video Systems business unit. The parties may, from time to time, amend this Agreement to add subsequent Statements of Work related to new development activities between S-A and WorldGate.

3.   WORLDGATE'S PROJECT RESPONSIBILITIES

     3.1 WorldGate shall perform all research, development and design work necessary to complete all WorldGate obligations stated in this Agreement and in each Statement of Work. WorldGate further understands that the availability and use of the technology to be developed in each Statement of Work specified in this Agreement is a significant part of S-A's future business strategy. THE TIME OF COMPLETION OF ALL OF WORLDGATE'S OBLIGATIONS UNDER THIS AGREEMENT IS OF THE ESSENCE.

     3.2 As soon as is reasonably practicable after the commencement of the development work contemplated hereunder, WorldGate shall furnish S-A with the WorldGate deliverables as set forth in each Statement of Work as are available at agreed upon time schedules(s). During the term of this Agreement, WorldGate shall have a continuing obligation to furnish S-A with supplemental information (i) sufficient to show the status of a particular task to ensure that its deliverables under each Statement of Work are current at all times during the term of such Statement of Work or as otherwise agreed to by the parties, and (ii) related to any changes in the WorldGate Technology materially relevant to the development efforts hereunder.

     3.3 WorldGate shall provide S-A with the material, information and data listed in each Statement of Work. All materials, information and data delivered by WorldGate shall only be used by S-A for these joint development efforts as set forth in this Agreement or in any Statement of Work.

     3.4 Throughout the term of this Agreement, WorldGate shall assign and dedicate such personnel and facilities resources as are commercially reasonable and necessary to accomplish the development activities according to the schedule stated in each Statement of Work. WorldGate agrees to notify S-A if it makes a change in key personnel involved with and identified in a particular portion of any Statement of Work.

     3.5 WorldGate may, at its election, perform site visits at any S-A facility in which development work pursuant to this Agreement is being performed; provided, WorldGate gives S-A at least ten days prior notice before any such visits. Such visits may occur as frequently as WorldGate, in its sole

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            discretion, deems necessary to review the progress of the
            development activities, and such visits may be in addition to any visits which are planned according to any other provisions of this Agreement.

     3.6 At S-A's request from time to time during the term of this Agreement, WorldGate shall provide S-A with information relating to the progress of each Statement of Work.

     3.7 WorldGate's development efforts may require that S-A loan WorldGate equipment or software for such development. For such materials, WorldGate agrees to the terms of the loan of product agreement given in Attachment B, Loan of Product Agreement.

4.   S-A'S PROJECT RESPONSIBILITIES

     4.1 S-A shall perform all research, development and design work necessary to complete all S-A obligations stated in this Agreement and in each Statement of Work. S-A further understands that the availability and use of the technology to be developed in each Statement of Work specified in this Agreement is a significant part of WorldGate's future business strategy. THE TIME OF COMPLETION OF ALL OF S-A'S OBLIGATIONS UNDER THIS AGREEMENT IS OF THE ESSENCE.

     4.2 As soon as is reasonably practicable after the commencement of the development work contemplated hereunder, S-A shall furnish WorldGate with the S-A deliverables set forth in each Statement of Work, as are available at agreed upon time schedule(s). During the term of this Agreement, S-A shall have a continuing obligation to furnish WorldGate with supplemental information (i) sufficient to show the status of a particular task to ensure that its deliverables under each Statement of Work are current at all times during the term of such Statement of Work or as otherwise agreed to by the parties, and
            (ii) related to any changes in the S-A Technology materially relevant to the development efforts hereunder.

     4.3 S-A shall provide WorldGate with the materials, information and data listed in each Statement of Work. All materials, information and data delivered by S-A shall only be used by WorldGate for these joint development efforts as set forth in this Agreement or in any Statement of Work.

     4.4 Throughout the term of this Agreement, S-A shall assign and dedicate such personnel and facilities resources as are commercially reasonable and necessary to accomplish the development activities according to the schedule stated in each Statement of Work. S-A agrees to notify WorldGate if it makes a change in key personnel involved with and identified in a particular portion of any Statement of Work.

     4.5 S-A may, at its election, perform site visits at any WorldGate facility in which development work pursuant to this Agreement is being performed; provided, S-A gives WorldGate at least ten days prior notice before any such

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            visits. Such visits may occur as frequently as S-A, in its sole discretion, deems necessary to review the progress of the development activities, and such visits may be in addition to any visits which are planned according to any other provisions of this Agreement.

     4.6 At WorldGate's request from time to time during the term of this Agreement, S-A shall provide WorldGate with information relating to the progress of each Statement of Work.

     4.7 S-A's development efforts may require that WorldGate loan S-A equipment or software for such development. For such materials, S-A agrees to the terms of the loan of product agreement given in Attachment B, Loan of Product Agreement.

5.   PROGRAM MANAGEMENT

     5.1 For each Statement of Work entered into by the parties, the parties shall establish and maintain a Technical Committee which will oversee the development activities and all other aspects of the mutual relationship contemplated by each such Statement of Work. Each party shall appoint one Technical Committee representative who shall have technical expertise in the development activities and who is responsible for the technical management of such activities. Each representative may appoint one additional person to serve on the Technical Committee and may also designate a surrogate for himself or herself. On a bi-weekly basis, each Technical Committee shall be responsible for reviewing and approving the development activities and the major milestones and budgets contained therein. In addition, each Technical Committee shall provide a mechanism for the exchange of information and review of activities, and, if mutually desirable to the Technical Committee Representatives and subject to the approval of the corresponding Executive Committee, shall add, delete or modify the development activities specified in its Statement of Work. In addition, each Technical Committee shall review and resolve engineering design disputes as well as intellectual property ownership disagreements related to its Statement of Work. Each Technical Committee shall assume any other responsibilities that are mutually agreed to by WorldGate and S-A.

     5.2 For each Statement of Work entered into by the parties, the parties shall establish and maintain an Executive Committee. Each party shall appoint, as its representatives to each Executive Committee, two members of senior level management, who are not directly involved in the development activities. Each Executive Committee member may designate a surrogate. On a quarterly basis at mutually agreed to locations, each Executive Committee shall be responsible for reviewing work of its respective Technical Committee and shall provide a mechanism for the exchange of information and review of sales and marketing activities. Members of the respective Technical Committee

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            may be invited by any member of the Executive Committee to attend an
            Executive Committee meeting. Without limitation, some of the other specific activities of each Executive Committee shall be: (1) to review the overall progress of the Statement of Work; and (2) to review and resolve disagreements or disputes including engineering design disputes and intellectual property ownership disagreements that are not resolved by the respective Technical Committee. In the event that the Executive Committee is unable to resolve a dispute, such dispute shall be handled under the dispute resolution provisions of this Agreement. Each Executive Committee shall assume any other responsibilities that are mutually agreed to by the parties.

6.   CHANGES/MODIFICATIONS

     6.1 Both parties recognize that the development effort under any Statement of Work may necessitate changes. However, any such change(s) that will materially impact costs, functionality or schedules shall be made only upon the mutual agreement of the parties in writing.

     6.2 Costs for changes or modifications which are caused by changes to the development activities set out in a given Statement of Work resulting from a request by either S-A, WorldGate, or a third party will be negotiated and agreed upon by the parties, and in writing prior to implementation.

     6.3 Costs for changes or modifications resulting from a party's inability to meet its requirements hereunder will be the responsibility of such party to the extent the particular inability is not the result of the other party's actions or omissions or an event of force majeure as set forth in section 22.5 of this Agreement. In such event the parties agree to work together in good faith to determine an equitable allocation of such costs.

7.   COMPENSATION

     7.1 S-A acknowledges that WorldGate will incur unreimbursed nonrecurring engineering expenses for the development activities set out in a given Statement of Work.

     7.2 WorldGate acknowledges that S-A will incur unreimbursed nonrecurring engineering expenses for the development activities set out in a given Statement of Work.

     7.3 Unless otherwise agreed to in a given Statement of Work, WorldGate and S-A agree that each party shall be individually responsible for nonrecurring engineering expenses incurred by that party related to its development activities under a given Statement of Work and will not seek reimbursement for such nonrecurring engineering expenses from the other party.

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     7.4    If a Statement of Work that is duly executed by both parties requires the payment of one party's nonrecurring engineering expenses by the other party, payment of the nonrecurring engineering expenses shall become immediately due in full and shall be promptly paid in full by the other party so obligated to pay, regardless of the status of work under the Statement of Work, if either of the following occurs:

            a. the other party so obligated to pay terminates this Agreement for convenience; or

            b. the other party so obligated to pay materially breaches this Agreement.

8.   OWNERSHIP OF INVENTIONS/LICENSES

     8.1 WorldGate and S-A agree that any Inventions jointly made or created by the parties (such terms as jointly made and created having the meaning with which they are commonly associated under prevailing laws relating to the determination of inventorship for joint inventions) shall belong jointly the parties. The parties shall agree among themselves who will prepare patent applications in an agreed upon list of countries. The costs of preparation and prosecution of jointly owned patent applications shall be shared equally between the parties. The parties agree, at their own expense, to make their respective employees involved in such patent applications available to assist in the preparation and prosecution of any patent applications filed on such joint Inventions including the execution of any and all documents reasonably necessary to protect and enforce such rights. Each party shall promptly and fully disclose and describe to the other any joint Inventions which come to their attention. The parties' rights with respect to joint Inventions shall be governed by any applicable Statement of Work that has been dated and executed by duly authorized representatives of both parties.

     8.2 Inventions, including "derivative works" (as that term is defined in U.S. Code, Title 17, Copyright), made solely by the employees of one party shall belong to that party.

     8.3 Should WorldGate wish to contribute its own independent proprietary technology for use in any deliverable of WorldGate as set forth in a given Statement of Work, WorldGate shall first inform S-A of its intention and the licensing terms, if any, for such technology. The written approval by both parties, each acting in its sole discretion, is necessary before such contributed proprietary technology shall be used for or incorporated in such deliverable. Proprietary technology contributed by WorldGate must be identified as such within two (2) months of undertaking any Statement of Work which incorporates such proprietary technology.

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     8.4    Should S-A wish to contribute its own independent proprietary technology for use in any deliverable of S-A as set forth in a given Statement of Work, S-A shall first inform WorldGate of its intention and the licensing terms, if any, for such technology. The written approval by both parties, each acting in its sole discretion, is necessary before such contributed proprietary technology shall be used for or incorporated in such deliverable. Proprietary technology contributed by S-A must be identified as such within two (2) months of undertaking any Statement of Work which incorporates such proprietary technology.

     8.5 Unless otherwise specifically agreed to by the parties in a given Statement of Work and with respect to each Statement of Work, WorldGate hereby grants to S-A the following rights and licenses to the WorldGate Technology:

            a. S-A shall have a royalty-free, nonexclusive, worldwide license to make, have made and use the WorldGate Board, as incorporated in any CPE designed and manufactured by or for S-A, provided that no license is granted hereunder to make the WorldGate ASIC or to have the WorldGate ASIC made by any third party, or to use the WorldGate Board for any other purpose than to facilitate the provision of the WorldGate Internet access service;

            b. S-A shall have a royalty-free, nonexclusive, worldwide license to distribute the WorldGate Board as incorporated into or as replacement or repaired part for any WorldGate Board incorporated into S-A's CPE, solely to customers which are licensed by WorldGate to distribute the WorldGate Internet access service and exclusively for purposes of affording customer access to the WorldGate Internet access service; and

            c. S-A shall have a royalty-free, nonexclusive, worldwide license to make, have made, use and distribute the S-A Interoperability Information for any purpose.

     8.6 WorldGate and S-A agree that within six (6) months of the Effective Date, the parties shall have agreed upon the conditions precedent to which S-A shall be granted a royalty-free, nonexclusive, worldwide license to and under the WorldGate Technology and Manufacturing Files to make, use and distribute the WorldGate ASIC and the WorldGate Software.

     8.7 Unless otherwise specifically agreed to by the parties in a given Statement of Work and with respect to each Statement of Work, S-A hereby grants to WorldGate the following rights and licenses to the S-A Technology:

            a. WorldGate shall have a royalty-free, nonexclusive, worldwide license to make, have made and use the WorldGate Board and to distribute

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                 the WorldGate Board as a replacement part for any WorldGate
                 Board incorporated into S-A's CPE, and to authorize WorldGate customers to access the WorldGate Internet access service through the use of such WorldGate Board as incorporated in the S-A CPE; and

            b. WorldGate shall, in the event that S-A terminates this Agreement for convenience under Section 19.3 and is no longer distributing the WorldGate Board as incorporated into a CPE or otherwise in a manner reasonably sufficient to satisfy the demand, have a royalty-free, nonexclusive, worldwide license to make, have made, use, and distribute the WorldGate Board as a part to be incorporated into S-A's CPE, and to authorize WorldGate customers to access the WorldGate Internet access service through the use of such WorldGate Board as incorporated in the S-A CPE. This license under this Section 8.7(b) does not become effective until the date that both of the following events have occurred: (a) the contract has been terminated by S-A for convenience; and (b) S-A is no longer distributing the WorldGate Board in a manner reasonably sufficient to satisfy the demand for such WorldGate Board.

            c. WorldGate shall have a royalty-free, nonexclusive, worldwide license to make, have made, use, and distribute the WorldGate Interoperability Information for any purpose.

     8.8 Each of the licenses granted herein shall include the right to use any foreign language versions of the applicable technology to which a license is granted hereunder, to the extent such foreign language versions exist, and such foreign language versions shall be made available to the other party if, when and as they become available.

     8.9 Subject to any royalty obligations or other limitations as set forth herein and/or in any applicable Statement of Work, each party shall have the right to use, promote, copy, and distribute the other party's derivative works of the WorldGate Technology or S-A Technology as applicable under the terms of this Agreement, provided that any portion of a party's contribution to the underlying material included in a derivative work shall remain subject to that party's copyrights and other intellectual property rights.

     8.10 WorldGate shall retain title to the WorldGate Technology, including any derivative works made, developed or acquired. S-A shall retain title to the S-A Technology, including any derivative works made, developed or acquired. Unless otherwise agreed to by the parties, no right, license or title to or ownership of the underlying software or ASIC process technology of one party on which a deliverable of the other party is based, as it currently exists or as it may be modified from time to time, is transferred to the other party by this Agreement.

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     8.11   To the extent necessary to give effect to this Agreement, the licenses herein granted shall include rights under any applicable patents, trade secrets, trademarks, maskwork rights or copyrights of the granting party relating to the Licensed Technology of the granting party. Except as expressly provided in this Section 8 or an attached Statement of Work, nothing contained in this Agreement shall be construed as one party granting to or conferring upon the other party any right or license, expressly or impliedly, to any other patent or other invention rights or other intellectual property rights (including trade secret, copyright and trademark) or any part of the design or implementation of any present or future products or any product of a party in which the Licensed Technology of the granting party or portions thereof may be integrated.

     8.12 Nothing in these license grants shall affect any rights either party has under relevant patent, copyright or maskwork rights laws.

     8.13 Neither party shall itself, nor shall it authorize, instruct or assist any third party to, decompile or otherwise reverse engineer the other party's software as may be provided to such party hereunder. Nothing in this section 8.13 shall prevent a party from independently developing a Similar Product as set forth in Section 12, so long as such independent development does not use the other party's Licensed Technology.

9.   ACCEPTANCE TESTING

     Acceptance testing shall be as specified in the Acceptance Test Plan for any given Statement of Work.

10.  REVISIONS AND SUPPORT

     10.1 The parties agree that, for any new version of a CPE or associated WorldGate Board developed under a Statement of Work, they will consult with each other regarding the features to be included in such subsequent new versions.

     10.2 In the event that, and in connection with any such new version of a WorldGate Board and related WorldGate Server software, S-A determines that it would like additional features added, all parties shall negotiate and agree upon which party will bear the costs and responsibilities for completing such additional feature prior to incurring any expense or undertaking to add such additional features.

     10.3 Any new version of a WorldGate Board to be developed under a Statement of Work shall be subject to acceptance by S-A in accordance with the provisions of Section 9, Acceptance Testing, as amended and mutually agreed to by the parties. Any such new version shall be made available to S-A for evaluation and acceptance testing either sixty (6o) days prior to WorldGate's scheduled release date or as mutually agreed.

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     10.4   Each party shall be responsible for supporting its own technology and shall cooperate with each other as is reasonably required to facilitate customer support for the released commercial product resulting from the completion of the development efforts hereunder. Each party hereunder warrants that its tendered contributions to the deliverables hereunder as delivered to the other are free from defects in materials and manufacture and materially conform to the generally published specifications for the same which are issued by the party tendering the same. In the event that a party tendering deliverables hereunder receives notice from the other party of a defect covered by this warranty, the tendering party shall, at its expense, promptly take remedial action including, without limitation, investigating the cause of and correcting such defect as soon as is reasonably possible thereafter.

     10.5 During the term of this Agreement and for a period of one (1) year following the release to a party hereunder of the deliverable under an applicable Statement of Work hereunder and unless otherwise provided in such Statement of Work, each party, at its expense, shall correct any error in its Licensed Technology as follows which materially and detrimentally affects the operation of the WorldGate Board in accordance with the applicable Statement of Work. If either party notifies the other of an error in the other's Technology, or if the other learns of such an error independently, the party with such error shall furnish a plan of corrective action within three
            (3) business days, and shall remedy or provide a functionally equivalent procedure to work around the error within twenty (20) business days of such notice if such remedy may be effectuated in such a manner or, if not then, within a time period agreed to by the parties.

     10.6 During normal business hours, and without charge, each party hereunder shall provide the other with reasonable access to its technical personnel to answer usage-oriented questions about their respective Technology. Each party shall designate one such technical person to respond to telephone inquiries by the other party. Until S-A ships less than an average of one thousand CPE's containing the WorldGate Board per calendar quarter for three consecutive calendar quarters, WorldGate shall also provide to S-A, within two (2) weeks of publication and at no charge, WorldGate's published trouble reports related to the WorldGate Board. WorldGate and S-A will provide each other an escalation procedure for correcting a service issue 24 hours a day, seven (7) days a week. Contact names for each of the parties will be identified for each escalation level.

     10.7 For each Statement of Work, each party agrees to designate a support issues interface person and alternate through which that party will exclusively direct its requests for support to the other party. Each party agrees that, before requesting support from the other, it will attempt to recreate and solve the problem.

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     10.8   Either party's failure to correct errors within the time periods specified herein or to support and maintain its respective Technology as set forth herein shall be sufficient cause for termination of this Agreement by the other party.

11.  WARRANTIES & DISCLAIMERS

     11.1 WorldGate warrants that it has the right to grant the licenses made to S-A under this Agreement and to provide its deliverables under a given Statement of Work.

     11.2 WorldGate warrants that no impediment exists to its entering into this Agreement, and that no other agreement has been or shall be made with any third party which will interfere with its performance under this Agreement.

     11.3 WorldGate warrants that its deliverables under a given Statement of Work will be tested by WorldGate and shall perform all functions successfully in their intended environment to the extent practicable in accordance with the specifications and requirements found in its respective Statement of Work, unless otherwise mutually agreed to in writing.

     11.4 EXCEPT AS PROVIDED IN THIS SECTION, WORLDGATE MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ITS DELIVERABLES UNDER ANY STATEMENT OF WORK OR ANY WORLDGATE TECHNOLOGY.

     11.5 S-A warrants that it has the right to grant the licenses made to WorldGate under this Agreement and to provide its deliverables under a given Statement of Work.

     11.6 S-A warrants that no impediment exists to its entering into this Agreement, and that no other agreement has been or shall be made with any third party which will interfere with its performance under this Agreement.

     11.7 S-A warrants that its deliverables under a given Statement of Work will be tested by S-A and shall perform all functions successfully in their intended environment to the extent practicable in accordance with the specifications and requirements found in its respective Statement of Work unless otherwise mutually agreed to in writing.

     11.8 EXCEPT AS PROVIDED IN THIS SECTION, S-A MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ITS DELIVERABLES UNDER ANY STATEMENT OF WORK OR ANY S-A TECHNOLOGY.

     11.9 NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR

            EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY STATEMENT OF WORK THEREUNDER OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF ANY ITEMS OR SERVICES FURNISHED REGARDLESS OF THE LEGAL THEORY ON WHICH A CLAIM IS BASED, THE CAUSE OF SUCH LOSS OR DAMAGES, OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

12.  SIMILAR PRODUCTS

     12.1 It is understood that, as a result of the development efforts hereunder, the parties and their respective personnel may become familiar with each other's products, technologies and techniques. It is also understood that each party has active, ongoing research, development and engineering activities which may overlap the other's products, technologies and techniques including, without limitation, those related to the development efforts hereunder. It is also understood that each of the parties may be working with the other's competitors and may be marketing products and services which are competitive to those offered or which may be offered in the future by the other. Neither party shall have any obligation to limit or restrict the assignment of their employees as a result of such employees having access to the Licensed Technology of the other party hereunder.

     12.2 This Agreement is not intended, nor shall it be construed, as prohibiting or restricting such activities as are set forth in the preceding paragraph provided that such activities are conducted independently of the development efforts hereunder and in a manner which does not otherwise violate the confidentiality and intellectual property provisions of this Agreement. Except as expressly set forth within a license grant of this Agreement, the other party is not intended, by implication or otherwise, to receive any rights hereunder, in or to any products, technologies or techniques developed by a party independent of the development efforts hereunder and without breach of the confidentiality and intellectual property provisions of this Agreement.

     12.3 The parties acknowledge and agree that individuals exposed to the other's Licensed Technology hereunder may unintentionally retain portions of such Licensed Technology in their minds as a residual of such exposure and that such retained information may be inadvertently used by such individuals. If a party hereunder has exercised all reasonable precautions to prevent any violation of this Agreement and is not otherwise in violation of this Agreement, then such inadvertent use of the residual information by such party shall not be deemed to be a violation hereunder, providing there is no intent to violate this Agreement and such party does not have any reasonable awareness that such actions are or would otherwise be a violation of this Agreement.

13.  INTELLECTUAL PROPERTY INDEMNIFICATION

     13.1 If notified promptly of any action brought against S-A based on a claim that the WorldGate Technology which is licensed hereunder or any WorldGate deliverable including the WorldGate Board (collectively "WorldGate Supplied Technology") when used unmodified and and in its intended manner infringes or misappropriates any intellectual property right of a third party and which claim relates to WorldGate's contributions to such WorldGate Supplied Technology, WorldGate will defend such action at its expense and will pay the cost and damages awarded in any such action.

     13.2 In the event that a final injunction is obtained against S-A's use of any WorldGate supplied Technology by reason of infringement or misappropriation of any intellectual property rights of a third party based on the WorldGate Supplied Technology, or, if in WorldGate's reasonable opinion, any WorldGate Supplied Technology is likely to become the subject of such a claim, WorldGate will, at its expense and at its option, either (1) procure for S-A the right to continue to use the WorldGate Supplied Technology, or (2) replace or modify it so that it becomes non-infringing, or free of any third party trade secrets, but remains functionally equivalent. This indemnification section shall not apply to any such claim for infringement or misappropriation to the extent that it relates to
            (1) a combination of the WorldGate Supplied Technology with another device, technology or content not supplied by WorldGate; (2) WorldGate's compliance with S-A's designs or contributions to the WorldGate Supplied Technology or any specific and direct written instructions from S-A, provided such designs and instructions of S-A are not the result of a WorldGate request; (3) release of the WorldGate Supplied Technology which is not the most current release;
            (4) any unauthorized use of the WorldGate Supplied Technology after any termination of this Agreement or the applicable Statement of Work; or (5) the use of the WorldGate Supplied Technology in an unauthorized or unintended manner.

     13.3 If notified promptly of any action brought against WorldGate based on a claim that the S-A Technology which is licensed hereunder or S-A deliverable (collectively "S-A Supplied Technology") when used unmodified and and in its intended manner infringes or misappropriates any intellectual property right of a third party and which claim relates to S-A's contributions to such S-A Supplied Technology, S-A will defend such action at its expense and will pay the cost and damages awarded in any such action.

     13.4 In the event that a final injunction is obtained against WorldGate's use of any S-A Supplied Technology by reason of infringement or misappropriation of any intellectual property rights of a third party based on the S-A Supplied Technology, or, if in S-A's reasonable opinion, any S-A Supplied Technology is likely to become the subject of such a claim, S-A will, at its expense and at its option, either (1) procure for WorldGate the right to continue to use the S-A Supplied Technology, or (2) replace or modify it so that it becomes non-infringing, or free of any third party trade secrets, but remains functionally equivalent. This indemnification section shall not apply to any such claim for infringement or misappropriation to the extent that it relates to (1) a combination of the S-A Supplied Technology with another device, technology or content not supplied by S-A; (2) S-A's compliance with WorldGate's designs or contributions to the S-A Supplied Technology or any specific and direct written instructions from WorldGate, provided such designs and instructions of WorldGate are not the result of an S-A request; (3) releases of the S-A Supplied Technology which are not the most current release; (4) any unauthorized use of the S-A Supplied Technology after any termination of this Agreement or the applicable Statement of Work; or (5) the use of the S-A Supplied Technology in an unauthorized or unintended manner.

     13.5 Notwithstanding anything in this Agreement to the contrary, a party's indemnity obligation under this Section 13 shall not exceed:
            (1) the amount paid under this Agreement to S-A by WorldGate for the S-A Supplied Technology, in the event that an action is brought against WorldGate based on a claim that the S-A Supplied Technology infringes third party intellectual property rights; or (2) the amount paid under this Agreement to WorldGate by S-A for the WorldGate Supplied Technology, in the event that an action is brought against S-A based on a claim that the WorldGate Supplied Technology infringes third party intellectual property rights; or
            (3) three million dollars ($3 million), in the event that the amount under (1) or (2) above cannot be determined to the satisfaction of both parties.

14.  PROPRIETARY INFORMATION

     14.1 In furtherance of the work to be performed under this Agreement, S-A and WorldGate may from time to time transmit and exchange technical and business information, all of which is proprietary to its owners ("Proprietary Information"). The parties agree to keep such proprietary information in confidence during the term of this Agreement and for a period of three (3) years after termination of this Agreement or completion of the Statement of Work to which the proprietary information relates, whichever occurs earlier.

     14.2 The obligations of confidentiality shall not apply to Proprietary Information which:

            a. is or has been generally available to the public by any means, through no fault of the recipient, its employees or consultants, and without breach of this Agreement; or

            b. is already rightfully in the possession of the recipient without restriction and prior to any disclosure hereunder, as appropriately evidenced; or

            c. is or has been lawfully received by the recipient from a third party without an obligation of confidentiality upon the recipient; or

            d. is developed independently by employees or contractors of the recipient without use of Proprietary Information disclosed to the recipient; or

            e. is required to be disclosed by an order of a court or governmental agency (provided however that recipient shall first have given notice to the discloser and allow the discloser to make a reasonable effort to obtain a protective order or other confidential treatment for the Proprietary Information).

15.  FORECASTS AND MANUFACTURING

     15.1   S-A will provide WorldGate with requirements forecasts as follows:
            30 days - firm; 30-60 days - within +/- 1-50%; greater than 60 days
            - nonbinding, and will maintain such forecasts on a rolling basis thereafter for WorldGate Boards to be manufactured by WorldGate.

     15.2 The lead time for WorldGate Boards to be manufactured by WorldGate from time of receipt of order will be thirty (30) days or less.

     15.3 The WorldGate Boards will be subject to incoming inspection to test the parameters outlined in the applicable Statement of Work.

     15.4 WorldGate will manufacture the WorldGate Boards for the shorter of either a period of five years or a period of one year after an S-A product using such WorldGate Board is discontinued, provided however, that in the event S-A is not distributing an average of one thousand CPE's per quarter for three (3) consecutive quarters, WorldGate may elect to cease manufacture of the WorldGate Boards upon at least ninety days prior written notice to S-A and, during such period, provide to S-A the opportunity to make a last time buy of its future requirements for the WorldGate Board. Subject to
            Section 6.2 of this Agreement, new or modified versions of the WorldGate Boards will be backwards compatible with all prior versions of the WorldGate Boards.

     15.5 Subject to Section 6.2 of this Agreement WorldGate Board prices will be fixed for an initial two (2) year period from the Effective Date and can be renegotiated prior to the beginning of each successive two (2) year period. Prior to the start of each successive two year period, WorldGate will use commercially reasonable efforts to supply S-A an outline on how it plans to reduce prices to S-A by 10-20% during that two year period, provided however that nothing herein shall be construed as a representation or guarantee of any price reduction.

16.  MARKETING

     16.1 S-A agrees to use reasonable commercial efforts to promote and sell WorldGate's Internet Access service as an enhanced feature set consistent with other enhanced feature sets. Both parties agree that industry trade shows will be utilized as a platform to jointly promote and sell WorldGate compatible set-tops.

     16.2 WorldGate, if brought into an S-A account, agrees to use reasonable commercial efforts to promote and sell S-A's WorldGate enabled solution.

     16.3 WorldGate agrees to provide Multiple System Operator ("MSO") documentation, consumer user guides, and other appropriate material for its Internet Access service.

     16.4 WorldGate will negotiate terms and conditions directly with the customer for its Internet Access service.

     16.5 S-A and WorldGate may undertake marketing tests, surveys, rating polls, or other research in connection with the services offered.

     16.6 Any press releases related to this Agreement or any marketing activities require the written approval of both parties prior to issuance.

17.  TERM

     This Agreement shall become effective upon the Effective Date of the Agreement and shall remain in effect for an initial period of five (5) years, unless sooner terminated by either party as provided by this Agreement.

18.  TERMINATION BY S-A

     18.1 S-A may terminate this Agreement or any Statement of Work for cause if WorldGate has not remedied the following failures(s) within thirty (30) days of its receipt of a written Notice to Cure from S-A:

            a.   WorldGate fails to meet any of its material obligations; or

            b. WorldGate becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or part of WorldGate's assets; or

            c. WorldGate does not meet the agreed upon milestones specified in any Statement of Work; provided such failure is not due to a failure on the part of S-A to meet a prior deliverable date that is necessary for WorldGate to meet a given milestone; or

            d. WorldGate fails to comply with the Proprietary Information Provisions of this Agreement.

     18.2 If S-A terminates this Agreement for cause, each party will return all Proprietary Information given to it by the other party except, for S-A, the S-A Interoperability Information, or shall verify, in a manner acceptable to the other party, that it was destroyed. Each party shall also return all equipment loaned to it by the other party.

     18.3 Subject to the fulfillment of any accrued obligations, including the payment of any moneys there due and owing, S-A may (a) terminate this Agreement and the rights and obligations of the parties under it, except as set forth in Section 20 of this Agreement, at any time for its convenience by giving WorldGate one hundred eighty (180) days advance written notice; or (b) a particular Statement of Work under this Agreement and the rights and obligations of the parties under it at any time for its convenience by giving WorldGate sixty
            (60) days advance written notice.

     18.4 In the event that S-A determines, in its sole judgment, that it is unable to complete the development of an S-A deliverable under a given Statement of Work due to the occurrence of unexpected technical difficulties, S-A may terminate this Agreement or any Statement of Work thereunder as follows:

            a. S-A must send WorldGate written notice of the nature and extent of the technical difficulties encountered, the solutions attempted, and an estimate of the effort needed to solve the technical difficulties.

            b. S-A agrees to work with WorldGate for a period of sixty (60) days to overcome or work around the technical difficulties.

            c. If, at the end of the sixty day period, either (1) WorldGate and S-A are jointly unable to solve or work around the technical difficulties or (2) WorldGate does not wish at that time to pay for the expenses of such difficulties, S-A may terminate this Agreement.

            d. In the event of such termination, S-A shall have no further obligation to WorldGate, and S-A agrees to refund to WorldGate those moneys paid to S-A up to the date of termination by S-A for that Statement of Work.

19.  TERMINATION BY WORLDGATE

     19.1 WorldGate may terminate this Agreement or any Statement of Work for cause if S-A has not remedied the following failure(s) within thirty
            (30) days of its receipt of a written Notice to Cure from WorldGate:

            a.   S-A fails to meet any of its material obligations; or

            b. S-A becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or part of S-A's assets; or

            c. S-A does not meet the agreed upon milestones specified in any Statement of Work; provided such failure is not due to a failure on the part of WorldGate to meet a prior deliverable date that is necessary for S-A to meet a given milestone; or

            d. S-A fails to comply with the Proprietary Information provisions of this Agreement.

     19.2 If WorldGate terminates this Agreement for cause, each party will return all Proprietary Information given to it by the other party except, for WorldGate, the WorldGate Interoperability Information, or shall verify, in a manner acceptable to the other party, that it was destroyed. Each party shall also return all equipment loaned to it by the other party.

     19.3 Subject to the fulfillment of any accrued obligations, including the payment of any moneys there due and owing, WorldGate may terminate
            (a) this Agreement and the rights and obligations of the parties under it, except as set forth in Section 20 of this Agreement, at any time for its convenience by giving S-A one hundred eighty (180) days advance written notice, or (b) a particular Statement of Work under this Agreement and the rights and obligations of the parties under it at any time for its convenience by giving S-A sixty (60) days advance written notice.

     19.4 In the event that WorldGate determines, in its sole judgment, that it is unable to complete the development of a WorldGate deliverable under a given Statement of Work due to the occurrence of unexpected technical difficulties, WorldGate may terminate this Agreement or any applicable Statement of Work thereunder as follows:

            a. WorldGate must send S-A written notice of the nature and extent of the technical difficulties encountered, the solutions attempted, and an estimate of the effort needed to solve the technical difficulties.

            b. WorldGate agrees to work with S-A for a period of sixty (60) days to overcome or work around the technical difficulties.

            c. If, at the end of the sixty day period, either (1) WorldGate and S-A are jointly unable to solve or work around the technical difficulties, or (2) S-A does not wish at that time to pay for the expense of such difficulties, WorldGate may terminate this Agreement.

            d. In the event of such termination, WorldGate shall have no further obligation to S-A, and WorldGate agrees to refund to S-A those moneys paid to WorldGate up to the termination by WorldGate.

20.  SURVIVAL

     20.1 Section 7.4, which is included in Section 7: Compensation; Sections 8.1, 8.5, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13 and 8.14, which are included in Section 8:

            Ownership of Inventions/Licenses; Section 11: Warranties; Section 12: Similar Products; Section 13: Intellectual Property Indemnification; and Section 14: Proprietary Information, shall survive any termination of this Agreement, except as stated otherwise in this Agreement. Termination of this Agreement shall not, however, terminate any right of a customer of a party to continue to use products which were rightfully distributed prior to the effective date of such termination by a party hereunder and which products are being used by the customer in accordance with the terms and conditions of this Agreement, provided that any fees due to a party hereunder as a result of the use or distribution of Licensed Technology incorporated into such products has been duly paid by the responsible party in accordance with the terms and conditions of this Agreement.

     20.2 Notwithstanding any other provisions of this Agreement, in the event of a termination for convenience by either party under Section 18.3 of this Agreement or Section 19.3 of this Agreement, all obligations under this Agreement shall survive such termination only with respect to any CPE ordered by or delivered to an existing customer in accordance with this Agreement prior to the date of such termination. Support obligations under Sections 10.4, 10.5, and 10.6 of this Agreement shall survive a termination for convenience under
            Section 18.3 or Section 19.3 only with respect to any CPE ordered by or delivered to an existing customer in accordance with this Agreement prior to the date of such termination and only for a period of twelve (12) months from the date of such termination.

21.  NOTICES

     Notices to be given under this Agreement shall be in writing and sent by prepaid registered or certified mail, return receipt requested, or by facsimile with confirming receipt, or by receipted express service, to:

For S-A:                            Copy to:
Attn:  Ken Klaer                    Office of General Counsel
Scientific-Atlanta, Inc.            Scientific-Atlanta, Inc.
4386 Park Drive                     One Technology Parkway, South
Norcross, GA  30093  USA            Norcross, GA  30092-2967  USA
Fax:  770-903-3914                  Fax:  770-903-4837

For WorldGate:                      Copy to:
Attn:  Dave Wachob                  Randall Gort
WorldGate Communications, Inc.      WorldGate Communications, Inc.
3220 Tillman Drive, Suite 300       3220 Tillman Drive, Suite 300
Bensalem, PA  19020                 Bensalem, PA  19020
Fax:  (215) 633-9590                Fax:  (215) 633-9590

All such notices, if properly addressed, shall be effective when received and in every case ten (10) days after mailing or deposit with a courier or receipted express delivery service.

22.  GENERAL

     22.1 Attachments A1, A2, B, C, and D are attached to this Agreement and are made a part of this Agreement. Each numbered attachment A is a Statement of Work. In the event of a conflict between the terms in a given Statement of Work and the body of the Agreement, the terms of the Statement of Work shall govern. In the event of a conflict between the terms of Attachment B and the body of this Agreement, the terms of body of this Agreement shall govern. The Attachments may be amended from time to time by mutual agreement of the parties.

     22.2 The relationship of the parties is that of independent contractors. Neither party is the agent of the other party and neither is authorized to act on behalf of the other party.

     22.3 Neither party shall assign this Agreement or any rights or obligations under it without the prior written consent of the other. WorldGate and S-A may subcontract its obligations to other companies that agree in writing to be bound by the terms of this Agreement.

     22.4 This Agreement and the rights and obligations of the parties to it shall be governed under the laws of the state of New York, except that its conflict of laws provisions shall not apply.

     22.5 Neither party to this Agreement shall be liable for any failure or delay in performance any of its obligations hereunder during any period in which such failure or delay is caused by fire, flood, war, embargo, riot or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay. If, however, one party's performance is delayed for reasons defined above, for a cumulative period of thirty (30) days or more from the date of that party's notification to the other party, then the other party, notwithstanding any other provisions of this Agreement to the contrary, may terminate this Agreement by written notice to the non-performing party by certified mail, return receipt requested, without penalty. The non-performing party shall pay the other party, as full and liquidated compensation for all goods and services actually received and performed, all sums actually due and owing on the date written notice is received by the other party.

     22.6 This Agreement is the complete and entire understanding between the parties on this subject matter and supersedes all prior discussions or agreements on this subject between them. It may not be modified except by a writing referencing this Agreement, signed by authorized representatives of both parties, and communicated pursuant to Section 21. If either party fails to enforce any term, failure to enforce on that occasion shall not prevent enforcement on any other occasion.

     22.7 All rights and remedies, whether conferred by this agreement or by any other instrument, or by law, shall be cumulative and may be exercised singularly or concurrently. If any provision of this Agreement is held invalid by a law, rule, order or regulation of any government or by the final determination of any court of competent jurisdiction, such invalidity shall not affect the enforceability of any other provisions not held invalid.

     AGREED:

     Scientific-Atlanta, Inc. ("S-A")         WorldGate, Inc. ("WorldGate")

     By:  /s/  H. Allen Ecker                 By:  /s/ Randall J. Gort.

     H. Allen Ecker                           Name:  Randall J. Gort

     President, Subscriber Business Unit      Title:  V.P. Corporate Affairs
     Date:  10/15/98                                   Date:  9/29/98

                                  ATTACHMENT A1

                                STATEMENT OF WORK
                           WORLDGATE BOARD DEVELOPMENT


I.   SUMMARY OF STATEMENT OF WORK

This Statement of Work related to the development activities for the WorldGate Board including any WorldGate ASICs, and WorldGate Software and includes:

     a.   Brief description of the development activity

     b. Designation of Technical and Executive Committee members and Support Interfaces

     c.   Written Specifications of the Developmental Activities

     d.   Schedule and List of Deliverables

     e.   Testing Procedures

     f.   Acceptance Testing Criteria

     g.   Payments

     h.   Commission Terms

     i.   Other terms specific to Development Activities


  Page 1 (for all attachments to the Development Agreement between S-A and WG)

Page 2 of Attachment A1


a.   BRIEF DESCRIPTION OF THE DEVELOPMENT ACTIVITY

This development agreement is for the delivery of WorldGate's Internet Access solution over analog and advanced analog CPE architectures. The goal is to leverage an MSO's existing infrastructure to provide Internet access to consumers in an advanced analog environment. It is designed to help accelerate the adoption of information and commerce in the broadband marketplace.

The delivery of WorldGate's Internet Access solution over S-A's delivery architectures is intended to include the following S-A settop products: NTSC, PAL-l, PAL-M, PAL-BG. It will be localized as dictated by local market requirements.

The development activities will include an ASIC board which fits inside S-A's existing settops described above to provide Internet access. It includes, at a minimum, the capability to provide 16 million colors, 500 mA power consumption, 400x400 screen resolution, and a software "switch" for the appropriate video format.

b. DESIGNATION OF TECHNICAL AND EXECUTIVE COMMITTEE MEMBERS AND SUPPORT INTERFACES.


Technical Committee Members
S-A:                                WorldGate:

Executive Committee
S-A:                                WorldGate:



c.   WRITTEN SPECIFICATIONS OF THE DEVELOPMENT ACTIVITIES

     This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

d.   SCHEDULE AND LIST OF DELIVERABLES - SEE ATTACHMENT APPENDIX

e.   TESTING PROCEDURES

     This will be identified in the Quality Acceptance Plan document.

f.   ACCEPTANCE TESTING CRITERIA

     This will be identified in the Quality Acceptance Plan document.

g.   PAYMENTS:

     S-A will pay WorldGate [INFORMATION REDACTED]## per WorldGate Board which enables WorldGate's Internet Access service in S-A's set-tops. This covers all language and format types (i.e. NTSC, PAL-l, PAL-M, PAL-B/G, etc.)

----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

     Boards will be delivered to S-A or an S-A designated site as specified in an accepted PO from S-A referencing this Agreement. All prices are FOB WorldGate's manufacturing site. S-A shall remit payments to WorldGate for WorldGate Boards within sixty (60) days of shipment of such boards by WorldGate from its facilities to S-A or an S-A customer. WorldGate shall provide three (3) months notice for new board changes.


  Page 2 (for all attachments to the Development Agreement between S-A and WG)

Page 3 of Attachment A1


h.   Commission Terms: [INFORMATION REDACTED]##.

II.  DETAILS OF STATEMENT OF WORK (CHARTER FIELD TRIAL)


CUSTOMER:                  Charter Communications
WHEN:                      Starting [INFORMATION REDACTED]##
WHERE:                     Alhambra, CA
                           Newtown, CT


See table at the end of the document


DISTRIBUTION:            WG will ship units to Charter
PROJECT MNGR:            TBD, SA  TBD, WG
SUPPORT:                 WG lead
-   WG headend           WG will provide and support
-   Headend SW           WG will provide and support
-   Keyboards            WG will provide and support
-   Internet access      Charter will provide and support
-   8610WG               WG will support Internet access via
                         the 8610WG; SA normal functionality. Units
                         will be shipped back to WG; WG will test and
                         send to SA if WG board is normal.

-   WG agreed to repair 8610WGs during the field trial that had problems with the WG board.
-   Documentation        WG will provide MSO Installation Manual and Consumer
                         User Guide.  SA will provide an 8610 User Guide.

REGULATORY:              WG must certify that their changes do not cause the
                         set-top to go out of specifications.
                         SA will certify that the base unit passes FCC and UL.
                         Units delivered in April and May will not be regulatory
                         approved.


----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


  Page 3 (for all attachments to the Development Agreement between S-A and WG)

Page 4 of Attachment A1


MNFG & DESIGN:                  [INFORMATION REDACTED]##

-   ASIC                WG      WG     WG     WG     WG     WG     WG     WG

-   WG Board            WG      WG     WG     WG     WG     WG     WG     WG

                        -     WG WILL ORDER THE SHIELD CANS AND MANUFACTURE THE
                              WG BOARD; THE PAPER WORK FOR THE SHIELD CAN HAS
                              BEEN SENT TO THEM.

-   Power supplies*     Ext     SA     SA     SA     SA     SA     SA     SA

                        - WG will swap the existing power supplies with new power supplies from [INFORMATION REDACTED]## to [INFORMATION REDACTED]##*.

                        - From Phase 2 on, the new power supplies will be integrated into the 8610s.

-   Daughter Board*     WG      WG     WG     WG     WG     WG     WG     WG/
                                                                          SA

                        - WG will be responsible for manufacturing the daughtercard, and has the paper work.

-   RF Connect Bd       WG      WG     WG     WG     WG     WG     WG    WG

                        -     WG WILL MANUFACTURE.

-   RF Bd Modify*       WG      WG     WG     WG     WG     WG     WG    WG/
                                                                         SA

-   Chassis             None    SA     SA     SA     SA     SA     SA    SA
     modifications

                        -     MACO WILL MAKE STARTING [INFORMATION
                              REDACTED]##. WG WILL MAKE MODIFICATIONS FOR THE
                              UNITS IN APRIL

-   Modify analog Bd*   WG      WG     WG     WG     WG     WG     WG    WG/
                                                                         SA

                        -     WG WILL DESOKET THE BOARDS UNTIL [INFORMATION
                              REDACTED]##. MACRO WILL BE RESPONSIBLE FROM
                              THEN ON FOR PHASE 2 UNITS.


-   Final units         WG      WG     WG     WG     WG     WG     WG    WG
     assembly
                        -     [INFORMATION REDACTED]##


----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

* All Phase 1 units require this. With Phase 1 now occurring in [INFORMATION REDACTED]## and Phase 2 units starting in [INFORMATION REDACTED]##, there will be an overlap.


  Page 4 (for all attachments to the Development Agreement between S-A and WG)

----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED
   AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Page 5 of Attachment A1

UNIT TEST:     SA will test sample for STT functionality. Initial testing to begin the week of [INFORMATION REDACTED]##.

SYSTEM TEST:   SA will provide copies of SR4.5 test plans for STTs.
               WG will lead system test in Atlanta when SR4.6 testing starts.

SYSTEM/SITE MANAGEMENT:
-  Survey                     WG will be responsible;
                              SA will provide additional input.
-  Installation & Debug       WG will be responsible.
-  Support & Service          WG will be responsible as outlined in Service
                               section; WG will also provide SA WSD
                               organization, WG names and telephone numbers.



PROPOSAL:      WG lead for field trial units, while SA will support.
               SA lead for production units, while WG will support.

SCHEDULE:                   Attached (page 5 from 02/19/98 meeting)
- ASIC                      Available now
- WG Board                  [INFORMATION REDACTED]##
- WG Bd Mechanicals         Prototype of Engineering samples
                             [INFORMATION REDACTED]##
- WG Bd Mechanicals         Final [INFORMATION REDACTED]##
- Switching Power Supply    Engineering samples [INFORMATION REDACTED]##
- Switching Power Supply    Order Pre-production [INFORMATION REDACTED]##
- MACO Modifications        TBD during meeting week of [INFORMATION REDACTED]##

PRODUCT:                    8610

PRICING:                    WG's board will cost SA [INFORMATION REDACTED]##.


MISCELLANEOUS:

- Field trial units are prototypes and may not meet all published technical or operating specifications.
-    The first 25 units will use an external power supply.
-    WG and SA will document any product discrepancies.
- No public disclosure about this agreement unless mutually agreed by both parties.
-    SA and WG may promote and support similar trials.
-    SA can start WB/SR4.6 by [INFORMATION REDACTED]## using WG produced 8610WG.
-    WG produced 8610WG will be functionally equivalent to production units.
-    WG will provide test resources in Atlanta to alpha test.
-    WG will run beta test.
- MACO will provide modified 8610WGs (chassis, socket) by [INFORMATION REDACTED]##.

----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED
   AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

- SA designed power supplies will be available for production by [INFORMATION REDACTED]##.
-    SA will enter field problems into Tracker until units go to beta.
- MACO will have pre-production, Phase 2 units by [INFORMATION REDACTED]##, and production units by [INFORMATION REDACTED]##.
-    WG produced board will not support audio demasking.
- MACO Phase 2 units, starting [INFORMATION REDACTED]##, will incorporate audio demasking.
- There will be no billing interface for the units delivered in April and May (needs clarification)


  Page 5 (for all attachments to the Development Agreement between S-A and WG)

----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Page 6 Attachment A1

- SA will provide assistance in the procurement of parts necessary for the demo units ([INFORMATION REDACTED]##), but it will be WG's responsibility to purchase the components.
- WG will modify an SA RF Processor for the demo units and future units until their replacement product becomes available.
-    SA will provide WG HEC configuration files.
-    SA will drop ship to WG MACO modified 8610s from [INFORMATION REDACTED]##.
-    SA will drop ship all 4,000 units to WG.


DESCRIPTION        [INFORMATION REDACTED]##
# Phase 1 Units    [INFORMATION REDACTED]##
# Phase 2 Units    [INFORMATION REDACTED]##
Power Source       [INFORMATION REDACTED]##
FCC/UL Approval
                   [INFORMATION REDACTED]##
SA System          [INFORMATION REDACTED]##
Release Certif.

Modifications      [INFORMATION REDACTED]##

Audio Masking      [INFORMATION REDACTED]##

Ship To            [INFORMATION REDACTED]##


* Phase 2 Units only
** Cut J14, install W9-W27, remove IC201.  Other changes may be made as well.


AGREED TO BY:

SCIENTIFIC-ATLANTA, INC.            WORLDGATE COMMUNICATIONS, INC.


By:  /s/ UNINTELLIGIBLE             By:  /s/ RANDALL J. GORT
     ------------------                 --------------------------
Title: President, SNS               Title:  V.P. Corporate Affairs
Date: 10/15/98                      Date:  9/29/98



----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  Page 6 (for all attachments to the Development Agreement between S-A and WG)

                                  ATTACHMENT A2
                                STATEMENT OF WORK

            CERTIFICATION/FEATURE ENHANCEMENT OF WORLDGATE TECHNOLOGY
                              FOR SA 8600X SET-TOP


I)  EXECUTIVE SUMMARY

A)  BRIEF DESCRIPTION OF DEVELOPMENT ACTIVITY:

SA will support WG's efforts to develop the WG Technology for use with the 8600x CPE. SA's efforts will include support with required SA system manager modifications as well as firmware changes.

B)  DESIGNATION OF TECHNICAL AND EXECUTIVE COMMITTEE MEMBERS AND SUPPORT
     INTERFACES:

To be determined on or before [INFORMATION REDACTED]##.

C)  WRITTEN SPECIFICATIONS OF THE DEVELOPMENT ACTIVITIES:

This will be developed jointly by the development core teams by [INFORMATION REDACTED]##.

D) SCHEDULE AND LIST OF DELIVERABLES:

See attached details.

Anticipated completion of development efforts for unit test and --[INFORMATION REDACTED]##

Anticipated completion of development efforts: system integration and testing
- [INFORMATION REDACTED]##

E)  TESTING PROCEDURES:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

----------

## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


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

Page 2 of Attachment A2

F)  ACCEPTANCE TESTING CRITERIA:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

G)  PAYMENTS: [INFORMATION REDACTED]##

H) OTHER (INCLUDING COMMISSION TERMS):

To be determined on or before [INFORMATION REDACTED]##.


II)  DETAILS OF STATEMENT OF WORK

This statement of work related to the development activities for the WorldGate software download to the 8600X and future advanced analog products includes:

a.   brief description of the development activity
b. Designation of technical and executive committee members and support interfaces
c.   Written specifications of the developmental activities
d.   Schedule and deliverables
e.   Testing procedures
f.   Acceptance testing criteria
g.   Payments
h.   Commission terms
i.   Other terms specific to developmental activities


A)  BRIEF DESCRIPTION OF THE DEVELOPMENT ACTIVITY

This development agreement is for the delivery of WorldGate's Internet Access Solution over the 8600x CPE. The goal is to leverage an MSO's existing infrastructure to provide Internet access to consumers in an advanced analog environment. It is designed to help accelerate the adoption of information and commerce in the broadband marketplace.

----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

The delivery of WorldGate's Internet Access solution over SA's delivery architectures is intended to include the following Scientific-Atlanta Home Communications Terminals: 8600X (NTSC-domestic market only).


  Page 8 (for all attachments to the Development Agreement between S-A and WG)

Page 3 of Attachment A2

The development activities will include headend (i.e. system manager) and set top software development and download capability. For the 8600X this will include the capability to provide Internet access service using the native capabilities of the settop, which are 16 colors and 320X200 screen resolution.

B) DESIGNATION OF TECHNICAL AND EXECUTIVE COMMITTEE MEMBERS AND SUPPORT
   INTERFACES

To be determined on or before [INFORMATION REDACTED]##.

C) WRITTEN SPECIFICATIONS OF THE DEVELOPMENT ACTIVITIES

This will be developed jointly by the development core teams by [INFORMATION REDACTED]##.

D) SCHEDULE AND DELIVERABLES

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##. The list below outlines the preliminary items includes:

1.   Software development Debug
2.   Joint Unit Test and evaluation
3.   System Integration Test and alpha release
4.   Regulatory approval, if necessary

WORLDGATE DELIVERABLES (UNDER SECTION D, "SCHEDULE AND DELIVERABLES")

Development and test equipment and tools(loaned)

         2 channel WG server                                           [REDACTED]##
         QNX development environment (PC and licensed tools)           [REDACTED]##

Software/Testing
         modifications to WG set top application                       [REDACTED]##
         TOCS 8600X/Scrambler packetization mods.                      [REDACTED]##
         TICS support for fixed 16 color palette                       [REDACTED]##
         TICS 16 color adaptive palette prototype                      [REDACTED]##
         TICS 16 color adaptive palette optimized                      [REDACTED]##
         WG TOCS/HCT appl. Integration test                            [REDACTED]##
         WG TICS/TOCS/HCT appl. QA Unit test                           [REDACTED]##

Hardware
         TOCS package to support minimum of 4 ARTIC PCI adapters       [REDACTED]##
         RF Demodulator compatible with SA RF IPPV transmitter         [REDACTED]##

Documentation
         QNX documentation/sample code                                 [REDACTED]##
         TICS adaptive 16 color adaptive palette overview              [REDACTED]##
         WG Unit test plan                                             [REDACTED]##
         WG set top application s/w overview                           [REDACTED]##


----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


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


Page 4 of Attachment A2

SA DELIVERABLES (UNDER SECTION D, "SCHEDULE AND DELIVERABLES")

Development and test equipment and tools (loaned)
    1 8600X development environment(emulator, PC, 2 8600X)          [REDACTED]##
    1 System Manager, 1 HEC, 2 8656X scramblers, 2 ARTIC adapters   [REDACTED]##
    1 RF-IPPV processor                                             [REDACTED]##
    2 SA IR keyboards                                               [REDACTED]##
    2 8656X scramblers(additional)                                  [REDACTED]##
    2 ARTIC RS485 PCI adapters (additional)                         [REDACTED]##

Software

    Software mods to 8600X to host WG set top application
        First drop with limited services, tested and working        [REDACTED]##
        Second drop with additional services, tested and working    [REDACTED]##
        Third drop with all services, tested and working            [REDACTED]##
    ARTIC driver for QNX with test program                          [REDACTED]##

Hardware
    SA IR keyboard
        Beta units                                                  [REDACTED]##
        Production units                                            [REDACTED]##

Documentation
    Technical Design Specification for WG on 8600X                  [REDACTED]##
    Scrambler transaction formats required for WG support           [REDACTED]##
    HCT transaction formats required for WG support                 [REDACTED]##


JOINT DELIVERABLES
    HCT Unit testing at SA                                          [REDACTED]##
    Western Show                                                    [REDACTED]##
    System Integration testing at SA                                [REDACTED]##

OTHER ACTIVITIES FOR SECTION D, "SCHEDULE AND DELIVERABLES"
     Under Section D, activities will include some or all of the following:

D.1.   PHASE 3 VERIFICATION - REVIEWS

D.1.a. System Integration Test Exit Review: Verify that the tasks are complete and the product is ready to go to Alpha Test. Topics include:

          - If a process model has been completed - is it in place for testing?
          -    Design stability and boundary conditions
          -    Requirements tracing to test

----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

          -    Publications first draft available for review

     D.1.a.1. CHECKLIST FOR THE REVIEW

          The following Entry/Exit Criteria Checklist is intended to be printed out and used for the review. When completed, it should be kept with the permanent records for the System Release/Product.


  Page 10 (for all attachments to the Development Agreement between S-A and WG)

Page 5 of Attachment A2

SYSTEM INTEGRATION TEST EXIT REVIEW CHECKLIST

---------------------------   ------------------------------------------------
SYSTEM RELEASE                 PRODUCT NAME
---------------------------   ------------------------------------------------
S/W RELEASE                    RESPONSIBLE PERSON
---------------------------   ------------------------------------------------
DATE
---------------------------   ------------------------------------------------



                               CHECKLIST                                     IS TASK                  ALPHA TEST
                                                                            APPLICABLE?              LEAD INITIALS
                                                                                Y/N            COMPLETE        DEFERRED

1.   System Integration Test completed
                                                                           ---------------   -------------   ------------
2.   The Alpha Test Plans signed and approved by
     -    originator
                                                                           ---------------   -------------   ------------
     -    Technical Lead
                                                                           ---------------   -------------   ------------
     -    Quality Director
                                                                           ---------------   -------------   ------------
     -    Director System Test
                                                                           ---------------   -------------   ------------
     -    Release Team Lead
                                                                           ---------------   -------------   ------------

3.   List all User documentation and the version
                                                                           ---------------   -------------   ------------
     -    any special documentation required for this release including installation and upgrade instructions
                                                                           ---------------   -------------   ------------
     -    First Draft available from Publications
                                                                           ---------------   -------------   ------------
4.   The test metrics should include the following information:
     -    number of problems found during the System Integration Test
                                                                           ---------------   -------------   ------------
     -    number of problems resolved during the System Integration Test
                                                                           ---------------   -------------   ------------
     -    number of problems found, but still unresolved listed by
           severity
                                                                           ---------------   -------------   ------------
5.   Status of Problems from System Integration

     -    no more than 5 Showstopper and High problems should exist.
                                                                           ---------------   -------------   ------------
     -    action plan to resolve each Showstopper and High open problem
                                                                           ---------------   -------------   ------------
     -    expected fix date and potential impact on Alpha testing.
                                                                           ---------------   -------------   ------------
     -    the defect severity priority level that will be fixed is
           listed
                                                                           ---------------   -------------   ------------
     -    plans to fix the problems {current release/deferred}
                                                                           ---------------   -------------   ------------
     -    agreement of when the problems will be fixed
                                                                           ---------------   -------------   ------------
6.   Metrics are to be collected regarding defect discovery and fixes
                                                                           ---------------   -------------   ------------
7.   The code available on the final media
                                                                           ---------------   -------------   ------------
8.   Version of code identified on the media.
                                                                           ---------------   -------------   ------------
9.   Installation instructions ready for Alpha Test
                                                                           ---------------   -------------   ------------
10.  Upgrade instructions ready for Alpha Test
                                                                           ---------------   -------------   ------------
11.  Received lists by component of changes made since previous system release (PERPs, issue fixes from defect tracking system, and PCD requirements, etc.)
                                                                           ---------------   -------------   ------------
12.  Notify World Wide Service that Alpha Test is starting
                                                                           ---------------   -------------   ------------
13.  Make sure the Beta Sites/Controlled Rollout are ready and have signed the Beta Agreement/Controlled Rollout Agreement
                                                                           ---------------   -------------   ------------
14.  Verify Beta Site's Configuration and Equipment Status
                                                                           ---------------   -------------   ------------
15.  Start Alpha Test with current open problems
                                                                           ---------------   -------------   ------------
16.  Review results & decisions are documented and sent to the team
                                                                           ---------------   -------------   ------------
17.  Action item list created and sent to all team members?
                                                                           ---------------   -------------   ------------



  Page 11 (for all attachments to the Development Agreement between S-A and WG)

Page 6 of Attachment A2

OTHER COMMITMENTS

     WG will support server modifications to allow convenient access to common mailboxes between S-A digital products using PowerTV E-mail solution and analog products using Worldgate e-mail solution, and any such future product will be addressed in a future Statement of Work that includes its own terms and conditions.

     WG will be responsible for ongoing maintenance and support of WG HCT application and QNX Artic driver software.

     WG will be responsible for testing the ARTIC driver in 4 channel configuration.


E)  TESTING PROCEDURES

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

F) ACCEPTANCE TESTING CRITERIA

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

G)  OTHER (INCLUDING DEFINITIONS AND LICENSES)

(i) DEFINITIONS:  For purposes of this Statement of Work:

     "S-A Software" means the software which is developed and owned by S-A and which, in combination with the WorldGate Key Software, enables WorldGate Internet access for a CPE in which the S-A Software resides.

     "WorldGate Key Software" means the software which is developed and owned by WorldGate and which, in combination with the S-A Software, enables WorldGate Internet access for a CPE in which the WorldGate Key Software resides.

(ii) LICENSES: In addition to other rights and licenses granted under this Development Agreement:

     (a) S-A and WorldGate are hereby granted a royalty-free, nonexclusive license to use and copy the WorldGate Key Software and the S-A Software, as applicable, as reasonably required to accomplish the development effort as set forth herein; and

     (b) WorldGate hereby grants to S-A a nonexclusive, worldwide license to distribute and copy the WorldGate Key Software solely for the purpose of loading the WorldGate Key Software in combination with the S-A Software into the CPEs of its customers to facilitate the provision of WorldGate Internet access service by such customers.

     [INFORMATION REDACTED]##

     Any provision of the WorldGate Internet access service will be subject to an additional license by WorldGate to the customer as part of an affiliation agreement between WorldGate and the customer.

----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


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


Page 7 of Attachment A2

H) COMMISSION TERMS -  [INFORMATION REDACTED]##

I)  OTHER

     If, after a reasonable period of time, WorldGate fails to provide sufficient support for problem determination and resolution of a software problem with the WG set top application and such problem impacts the performance of the set top, WorldGate agrees to provide SA with the source code for the WG set top application. SA agrees that the source code shall be used only for the purposes of correcting the software problem, and that all copies of the source code shall be returned to WorldGate upon resolution of the problem by SA or when, after a reasonable period of time, SA has been unable to correct the defect. The source code for the WG set top application shall be considered to be confidential information of WorldGate.

     SA will provide WorldGate with Artic Card driver source code. Use of this source code is restricted to this project.

     WG will participate on-site for unit testing and system integration.

AGREED TO BY:

SCIENTIFIC-ATLANTA, INC.           WORLDGATE COMMUNICATIONS, INC.

By:  /s/ UNINTELLIGIBLE            By:  /s/ RANDALL J. GORT
     ------------------                 -------------------------
Title: President, SNS              Title:  V.P. Corporate Affairs
Date: 10/15/98                     Date:  9/29/98



----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


  Page 13 (for all attachments to the Development Agreement between S-A and WG)

                                  ATTACHMENT A3
                      STATEMENT OF WORK - EXECUTIVE SUMMARY

               CERTIFICATION/COST REDUCTION/FEATURE ENHANCEMENT OF
              WORLDGATE TECHNOLOGY FOR SA 8610, 8611, AND 8619 CPE


A)  BRIEF DESCRIPTION OF DEVELOPMENT ACTIVITY:

SA will support WG's efforts to cost reduce the WG Technology for use with the 8610 CPE. SA's efforts will include support with general mechanical, firmware and hardware design, and implementation. The efforts will also include modification of the 8611 and 8619 to incorporate the WG module.

B)  DESIGNATION OF TECHNICAL AND EXECUTIVE COMMITTEE MEMBERS AND SUPPORT
      INTERFACES:

To be determined on or before [INFORMATION REDACTED]##.

C)  WRITTEN SPECIFICATIONS OF THE DEVELOPMENT ACTIVITIES:

This will be developed jointly by the development core teams by [INFORMATION REDACTED]##.

D)  SCHEDULE AND LIST OF DELIVERABLES:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

Anticipated completion of the 8610 cost reduction/feature enhancement cycle:
[INFORMATION REDACTED]##
Anticipated completion of the first 8611 prototype product: [INFORMATION REDACTED]##
Anticipated completion of the first 8619 product [INFORMATION REDACTED]## Anticipated completion of 8610 certification: [INFORMATION REDACTED]##

E)  TESTING PROCEDURES:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.


----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


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


Page 2 of Attachment A3

F)  ACCEPTANCE TESTING CRITERIA:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

G)  PAYMENTS:  [INFORMATION REDACTED]##

H)  OTHER:

To be determined on or before [INFORMATION REDACTED]##.


AGREED TO BY:

SCIENTIFIC-ATLANTA, INC.            WORLDGATE COMMUNICATIONS, INC.


By:  /s/ UNINTELLIGIBLE             By:  /s/ RANDALL J. GORT
     ------------------                 --------------------------
Title: President, SNS               Title:  V.P. Corporate Affairs
Date: 10/15/98                      Date:  9/29/98



----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


  Page 15 (for all attachments to the Development Agreement between S-A and WG)

                                  ATTACHMENT A4
                                STATEMENT OF WORK

                SA SR4.7 WORLDGATE SYSTEM INTEGRATION AND TESTING


A)  BRIEF DESCRIPTION OF DEVELOPMENT ACTIVITY:

SA will support WG's efforts to certify the WG Technology for use with the 8600x CPE. SA's efforts will include support with system integration (alpha testing) and beta/field testing.

B)  DESIGNATION OF TECHNICAL AND EXECUTIVE COMMITTEE MEMBERS AND SUPPORT
      INTERFACES:

To be determined on or before [INFORMATION REDACTED]##.

C)  WRITTEN SPECIFICATIONS OF THE DEVELOPMENT ACTIVITIES:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

D)  SCHEDULE AND LIST OF DELIVERABLES:

This will be developed jointly by the development core teams by [INFORMATION REDACTED]##.

Anticipated completion of alpha testing: [INFORMATION REDACTED]## Anticipated completion of beta testing: [INFORMATION REDACTED]##
Anticipated completion of certification: [INFORMATION REDACTED]##


----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


  Page 16 (for all attachments to the Development Agreement between S-A and WG)

Page 2 of Attachment A4

Under Section (D), "Schedule and List of Deliverables", activities will include some or all of the following:

PHASE 3 VERIFICATION - REVIEWS
D.1. ALPHA TEST EXIT REVIEW

     Verify that the tasks are complete and the product is ready to go to Beta Test. Topics include:

     -  Requirements for tracing to test
     -  Product functionality and performance

     D.1.a) CHECKLIST FOR THE REVIEW

     The following Entry/Exit Criteria Checklist is intended to be printed out and used for the review. When completed, it should be kept with the permanent records for the System Release/Product.


  Page 17 (for all attachments to the Development Agreement between S-A and WG)

Page 3 of Attachment A4

Alpha Test Exit Review Checklist

---------------------------   ------------------------------------------------
SYSTEM RELEASE                 PRODUCT NAME
---------------------------   ------------------------------------------------
S/W RELEASE                    RESPONSIBLE PERSON
---------------------------   ------------------------------------------------
DATE
---------------------------   ------------------------------------------------



                               CHECKLIST                                      IS TASK               BETA TEST
                                                                            APPLICABLE?           LEAD INITIALS
                                                                                Y/N           COMPLETE        DEFERRED
1.   All Alpha test plans should be completed as planned and all issues resolved.
     -    a list of all test plans that were executed
                                                                           ---------------   -------------   ------------
     -    a list of all features that were not tested
                                                                           ---------------   -------------   ------------
     -    test plans that were not executed along with the explanation
                                                                           ---------------   -------------   ------------
     -    exceptions to this rule should be noted
                                                                           ---------------   -------------   ------------
     -    no Showstopper or High problems
                                                                           ---------------   -------------   ------------
2.   The test results should include the following information:
     -    the number of problems found and resolved during the Alpha
          Test phase
                                                                           ---------------   -------------   ------------
     -    the number of problems resolved during the Alpha Test Phase
                                                                           ---------------   -------------   ------------
     -    a list of the remaining open issues sorted by severity
                                                                           ---------------   -------------   ------------
3.   Beta Test Plans Approved for all Beta Sites
     -    signed by Program Manager, Test Manager, Quality, Author
                                                                           ---------------   -------------   ------------
4.   Beta Site Agreements approved
     -    list of who is authorized to sign
                                                                           ---------------   -------------   ------------
     -    all Beta Sites signed by customer before going on site
                                                                           ---------------   -------------   ------------
5.   Metrics; defect discovery and fixes during Alpha Test
     -    bar Graph showing number of outstanding problems of each type
                                                                           ---------------   -------------   ------------
     -    cumulative Graph of Open Vs Closed Problems
                                                                           ---------------   -------------   ------------
6.   List of all User documentation and the approved version
                                                                           ---------------   -------------   ------------
7.   Test all documentation required for this release including the following:
     -    the installation and upgrade instructions,
                                                                           ---------------   -------------   ------------
     -    the product update package
                                                                           ---------------   -------------   ------------
8.   All media received
                                                                           ---------------   -------------   ------------
9.   A master set and backup set of the release software available on the final media for each Beta customer
     -    the version of code identified on each set of media?
                                                                           ---------------   -------------   ------------
     -    all sets of software be tested before going to the customer site(s)?
                                                                           ---------------   -------------   ------------
     -    master set responsibility of Alpha Test Manager
                                                                           ---------------   -------------   ------------
     -    backup of masters is responsibility of Manager of Network
                                                                           ---------------   -------------   ------------


  Page 18 (for all attachments to the Development Agreement between S-A and WG)

Page 4 of Attachment A4


10.  List of all products in test and the version
     -    all version levels are know
                                                                           ---------------   -------------   ------------
     -    labels with version/model number on all the equipment
                                                                           ---------------   -------------   ------------
     -    list of all products and version numbers completed
                                                                           ---------------   -------------   ------------
11.  Status of Problems from Alpha
     -    Determine Problem Tracking Database Query to use each time to view issues
                                                                           ---------------   -------------   ------------
     -    review ALL issues in problem list to verify correct severity level assigned
                                                                           ---------------   -------------   ------------
     -    the defect severity priority level that will be fixed is
          listed
                                                                           ---------------   -------------   ------------
     -    plans to fix the problems {current release/deferred}
                                                                           ---------------   -------------   ------------
     -    agreement of when the problems will be fixed
                                                                           ---------------   -------------   ------------
     -    where will the problems be re-tested? {regression, phase II
          Beta,...?}
                                                                           ---------------   -------------   ------------
     -    start Beta Test with current open problems?
                                                                           ---------------   -------------   ------------
     -    escalation process to communicate Beta Problems
                                                                           ---------------   -------------   ------------

12.  The lower severity problems found during Alpha testing will be reviewed;
     -    will be fixed during the Beta test or deferred to a later
          release
                                                                           ---------------   -------------   ------------
     -    will cumulative effect of the open issues invalidate the
          Beta test?
                                                                           ---------------   -------------   ------------
13.  Process to record all Beta Site issues in the Problem Tracking System
                                                                           ---------------   -------------   ------------
14.  Installation instructions ready for Beta Test
                                                                           ---------------   -------------   ------------
15.  The Upgrade instructions ready for Beta Test
                                                                           ---------------   -------------   ------------
16.  Received lists, by component, of changes made since previous system release {PERPs, issue fixes from defect tracking system, and PCD requirements, etc.)
                                                                           ---------------   -------------   ------------
17.  Two teams identified for each Beta Site {one sleeps/other works}
                                                                           ---------------   -------------   ------------
18.  Atlanta Engineering Team to support Beta Site
                                                                           ---------------   -------------   ------------
19.  Contingency Plans established
                                                                           ---------------   -------------   ------------
20.  Plan to back up all customer databases before start of Beta
                                                                           ---------------   -------------   ------------
21.  Checklist of tasks to be done before leaving Atlanta
     -    all installation media
                                                                           ---------------   -------------   ------------
     -    latest site configuration
                                                                           ---------------   -------------   ------------
     -    all documentation
                                                                           ---------------   -------------   ------------
     -    verify media before leaving Atlanta
                                                                           ---------------   -------------   ------------
     -    checklist of tasks to be done before Installation
                                                                           ---------------   -------------   ------------
     -    old media in case we must go back
                                                                           ---------------   -------------   ------------
     -    review prior error logs
                                                                           ---------------   -------------   ------------
22.  Checklist of tasks to be done after Installation
     -    procedure to verify system functionality
                                                                           ---------------   -------------   ------------
     -    beta upgrade Checklist created
                                                                           ---------------   -------------   ------------



  Page 19 (for all attachments to the Development Agreement between S-A and WG)

Page 5 of Attachment A4



23.  Documentation

     -    relevant test site configurations
                                                                           ---------------   -------------   ------------
     -    all download methods need to be covered
                                                                           ---------------   -------------   ------------
     -    issues addressed from old release to new release-patches,
          features
                                                                           ---------------   -------------   ------------
     -    method to upgrade multiple head ends
                                                                           ---------------   -------------   ------------
     -    backward compatibility with prior release
                                                                           ---------------   -------------   ------------
24.  Test Upgrade Instructions?
                                                                           ---------------   -------------   ------------
25.  Beta Site Agreement copy available for team
                                                                           ---------------   -------------   ------------
26.  Training completed for all team members
                                                                           ---------------   -------------   ------------
27.  Technical Support has installed components and performed tests
                                                                           ---------------   -------------   ------------
28.  Configuration of Beta Site Documented {equipment/version, etc.}
                                                                           ---------------   -------------   ------------
29.  Beta Site Status reporting channels and schedule to report to Beta
     Program Manager established
                                                                           ---------------   -------------   ------------
30.
                                                                           ---------------   -------------   ------------
31.
                                                                           ---------------   -------------   ------------
32.  Review results & decisions are documented and sent to the team
                                                                           ---------------   -------------   ------------
33.  Action item list created and sent to all team members?
                                                                           ---------------   -------------   ------------



  Page 20 (for all attachments to the Development Agreement between S-A and WG)

Page 6 of Attachment A4

D.2. BETA TEST EXIT REVIEW

          Beta Sites have signed the approvals, all issues are closed and the product is ready for General Availability.

          Topics include;

          -        Requirements tracing to tests
          -        Product functionality and performance


          D.2.A) CHECKLIST FOR THE REVIEW

          The following Entry/Exit Criteria Checklist is intended to be printed out and used for the review. When completed it should be kept with the permanent records for the System Release/Product.

  Page 21 (for all attachments to the Development Agreement between S-A and WG)

Page 7 of Attachment A4

BETA TEST EXIT CHECKLIST

---------------------------   ------------------------------------------------
SYSTEM RELEASE                 PRODUCT NAME
---------------------------   ------------------------------------------------
S/W RELEASE                    RESPONSIBLE PERSON
---------------------------   ------------------------------------------------
DATE
---------------------------   ------------------------------------------------



                               CHECKLIST                                      IS TASK            CORE TEAM LEADER/
                                                                                                 PROGRAM MANAGER'S
                                                                            APPLICABLE?              INITIALS
                                                                                Y/N           COMPLETE        DEFERRED

1.   Controlled and Uncontrolled portions of the Beta test phase;

     -    successfully completed and all issues resolved.
                                                                           ---------------   -------------   ------------
2.   The test results should include the following information:

     -    list of issues found during the Beta phase & resolutions
                                                                           ---------------   -------------   ------------
     -    list of the remaining open issues sorted by severity
                                                                           ---------------   -------------   ------------
     -    all features that were not tested with explanation for these exceptions.
                                                                           ---------------   -------------   ------------
3.   Beta Problem Status

     -    Determine Problem Tracking Database Query to use each time to view issues for GA
                                                                           ---------------   -------------   ------------
     -    no open Showstopper Problems
                                                                           ---------------   -------------   ------------
     -    no open High problems
                                                                           ---------------   -------------   ------------
     -    no open Medium Problems
                                                                           ---------------   -------------   ------------
     -    no open Low Problems
                                                                           ---------------   -------------   ------------
     -    any exceptions to the above explained and agreed to
                                                                           ---------------   -------------   ------------
4.   Enter General Availability with current open problems

     -    General Manager's Waiver removed
                                                                           ---------------   -------------   ------------
     -    Conditional Product Release removed
                                                                           ---------------   -------------   ------------
     -    Full Product Release
                                                                           ---------------   -------------   ------------
5.   Metrics; defect discovery and fixes during Beta Test
                                                                           ---------------   -------------   ------------
6.   All User documentation required for this release including;

     -    the installation and upgrade instructions
                                                                           ---------------   -------------   ------------
     -    the customer release notes.
                                                                           ---------------   -------------   ------------
7.   All software media backed up
                                                                           ---------------   -------------   ------------
8.   Virus Scan for all executable code
                                                                           ---------------   -------------   ------------
9.   List of all products {software, hardware, documentation} ready for release and the version
                                                                           ---------------   -------------   ------------
     -    all Products are under Change Control
                                                                           ---------------   -------------   ------------
10.  Formal Letter of agreement to end Beta signed by Customer, Program
     Manager and Beta Test Manager
                                                                           ---------------   -------------   ------------
11.  Complete the Impact Process Checklists found in the Multi-Level
     Release Plan

     -     Appendix A; Product Release Memo
                                                                           ---------------   -------------   ------------
     -     Appendix B; Functional Deliverables Checklist
                                                                           ---------------   -------------   ------------
12.  Publication's Final Draft of Documents
                                                                           ---------------   -------------   ------------
13.  ECN approved for all Hardware, Software, etc.
                                                                           ---------------   -------------   ------------
     -     ECN must be approved  for each component of the SR
                                                                           ---------------   -------------   ------------



  Page 22 (for all attachments to the Development Agreement between S-A and WG)

Page 8 of Attachment A4

14.  Archive the Active Problem Tracking database to Inactive, see ASN
     Problem Tracking Process ENGA 17
                                                                           ---------------   -------------   ------------
15.  `Dummy Order' run thru system from Order Entry and resulting software/equipment installed and operated in lab?
                                                                           ---------------   -------------   ------------
16.  Tested Upgrade Instructions?
                                                                           ---------------   -------------   ------------
17.
                                                                           ---------------   -------------   ------------
18.
                                                                           ---------------   -------------   ------------
19.  Review results & decisions are documented and sent to the team
                                                                           ---------------   -------------   ------------
20.  Action item list created and sent to all team members?
                                                                           ---------------   -------------   ------------



  Page 23 (for all attachments to the Development Agreement between S-A and WG)

Page 9 of Attachment A4

D.3. PAC 3 ENGINEERING READINESS REVIEW

          Engineering preparation for the PAC Phase 3 Review. The result of this meeting is to provide Engineering input to the Core Team.

          Review the activities in Phase 3 to make sure that the critical tasks are completed. If tasks or milestones are not complete insure that there are answers for all open issues, such as schedule problems, test problems, resources, etc. and recovery plans for presentation to the PAC. Determine if the project is complete and ready to go to General Availability.

          Topics include;

          -        Risk Assessment          -        Recovery Plans
          -        Technical overview       -        Updated Schedule, Resources & Cost
                                                     {Program and Product}
          -        Assumptions              -        Review the Metrics collected to date
          -        Risks & Contingencies


          D.3.A)    CHECKLIST FOR THE REVIEW

                    Entry/Exit Checklist



  Page 24 (for all attachments to the Development Agreement between S-A and WG)

Page 10 of Attachment A4

PAC 3 ENGINEERING READINESS REVIEW CHECKLIST

---------------------------   ------------------------------------------------
SYSTEM RELEASE                 PRODUCT NAME
---------------------------   ------------------------------------------------
S/W RELEASE                    RESPONSIBLE PERSON
---------------------------   ------------------------------------------------
DATE
---------------------------   ------------------------------------------------



                               CHECKLIST                                                         CORE TEAM LEADER/
                                                                             IS TASK             PROGRAM MANAGER'S
                                                                            APPLICABLE?               INITIALS
                                                                                Y/N           COMPLETE        DEFERRED

1.   Beta Site status
                                                                         ---------------     -------------    ------------
2.   List the top 10 Risks?
                                                                         ---------------     -------------    ------------
3.   Contingency plans?
                                                                         ---------------     -------------    ------------
4.   Recovery Plans
                                                                         ---------------     -------------    ------------
5.   Technical overview
                                                                         ---------------     -------------    ------------
6.   Review Metrics collected to date
                                                                         ---------------     -------------    ------------
7.   List the assumptions?
                                                                         ---------------     -------------    ------------
8.   Discuss presentation for PAC 3 Concept Review?
                                                                         ---------------     -------------    ------------
9.   Schedule update?
                                                                         ---------------     -------------    ------------
10.  Resources update?
                                                                         ---------------     -------------    ------------
11.  Cost update?
                                                                         ---------------     -------------    ------------
12.  Non-Engineering Functional Group's deliverables status
                                                                         ---------------     -------------    ------------
13.
                                                                         ---------------     -------------    ------------
14.
                                                                         ---------------     -------------    ------------
15.  Review results & decisions are documented and sent to the team
                                                                         ---------------     -------------    ------------
16.  Action item list created and sent to all team members?
                                                                         ---------------     -------------    ------------



  Page 25 (for all attachments to the Development Agreement between S-A and WG)

Page 11 of Attachment A4

D.4. GENERAL AVAILABILITY REVIEW

          Verify that the customer, product, factory and all support functions are ready to launch the System/Sub-system.

          The review should include:


          -   Cost Roll-ups             -    User Documentation Status Review
          -   Routings                  -    Release Notes
          -   GEMS                      -    User Documentation
          -   Review the test results   -    ECNs written and approved
          -   Metrics Review            -    Changes to the Development Process
          -   Verify functional group
               readiness for release


          D.4.A)    CHECKLIST FOR THE REVIEW

                    The Multi-Level Release Process requires that the following checklist be completed in order to release the product. It is found in Procedure number 2PRO0405; Multi-Level Release Process, Appendix B Functional Deliverables Checklist.


  Page 26 (for all attachments to the Development Agreement between S-A and WG)

Page 12 of Attachment A4

                      GENERAL AVAILABILITY REVIEW CHECKLIST

---------------------------   ------------------------------------------------
SYSTEM RELEASE                 PRODUCT NAME
---------------------------   ------------------------------------------------
S/W RELEASE                    RESPONSIBLE PERSON
---------------------------   ------------------------------------------------
DATE
---------------------------   ------------------------------------------------



                               CHECKLIST                                                         CORE TEAM LEADER/
                                                                             IS TASK             PROGRAM MANAGER'S
                                                                            APPLICABLE?               INITIALS
                                                                                Y/N           COMPLETE        DEFERRED

1.   MLRP Checklist completed?
                                                                         ---------------     -------------    ------------
2.   Release Memo approved?
                                                                         ---------------     -------------    ------------
3.   GEMS Setup?
                                                                         ---------------     -------------    ------------
     -    MRP completed?
                                                                         ---------------     -------------    ------------
     -    Bills of Material setup?
                                                                         ---------------     -------------    ------------
     -    Bill of Material and MRP reviewed for completeness?
                                                                         ---------------     -------------    ------------
     -    Buyer code correct?
                                                                         ---------------     -------------    ------------
     -    Lead times established?
                                                                         ---------------     -------------    ------------
     -    Build inventory for upgrades, Tech Services Emergency Kits
                                                                         ---------------     -------------    ------------
4.   `Dummy Order' run thru system from Order Entry and resulting software/equipment installed and operated in lab?
                                                                         ---------------     -------------    ------------
5.
                                                                         ---------------     -------------    ------------
6.
                                                                         ---------------     -------------    ------------
7.   Review results & decisions are documented and sent
     to the team
                                                                         ---------------     -------------    ------------
8.   Action item list created and sent to all team members?
                                                                         ---------------     -------------    ------------



  Page 27 (for all attachments to the Development Agreement between S-A and WG)

Page 13 of Attachment A4

D.5. PAC PHASE 3 REVIEW

          Review is held to approve the product to enter Phase 4 Launch.

E)  TESTING PROCEDURES:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

F)  ACCEPTANCE TESTING CRITERIA:

This will be developed jointly by the development core teams in [INFORMATION REDACTED]##.

G)  PAYMENTS:  [INFORMATION REDACTED]##

H)  OTHER:

WG will be first line of support for field issues which appear to be related to Internet access and will work jointly with SA on field problem isolation and correction.

WG will participate on-site for alpha and beta testing.


AGREED TO BY:


SCIENTIFIC-ATLANTA, INC.            WORLDGATE COMMUNICATIONS, INC.

By:  /s/ UNINTELLIGIBLE             By:  /s/ RANDALL J. GORT
     ------------------                 --------------------------
Title: President, SNS               Title:  V.P. Corporate Affairs
Date: 10/15/98                      Date:  9/29/98



----------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


  Page 28 (for all attachments to the Development Agreement between S-A and WG)

                                  ATTACHMENT B
                         AGREEMENT FOR LOAN OF PRODUCTS


Name and Address of Bailee:



Bailor and Bailee agree that the following terms and conditions shall govern the loan to the Bailee of Products listed below.


-------------  ---------------  -----------------------------------------------
ITEM           Quantity         Description of Equipment
-------------  ---------------  -----------------------------------------------
1
-------------  ---------------  -----------------------------------------------
2
-------------  ---------------  -----------------------------------------------
3
-------------  ---------------  -----------------------------------------------
4
-------------  ---------------  -----------------------------------------------



Approximate Delivery Date:

Return Date:

Address where Products will be located:




NOTE: THE ATTACHED TERMS AND CONDITIONS ARE PART OF THIS AGREEMENT.


Bailee                                  Bailor
By:                                     By:
       -----------------------------           -----------------------------
Title:                                  Title:
       -----------------------------           -----------------------------
Date:                                   Date:
       -----------------------------           -----------------------------



  Page 29 (for all attachments to the Development Agreement between S-A and WG)

Page 2 of Attachment B

                     TERMS AND CONDITIONS OF LOAN AGREEMENT

The purpose of this Agreement is to provide for the loan of certain equipment and/or software ("Products") listed on the front hereof by Bailor to Bailee at no charge.

1.   BAILEE AGREES:

     1.1 To pay all installation and de-installation charges and all transportation charges from and to Bailor's facilities, including, if applicable, shipping, rigging, drayage, packing, and other charges connected with the delivery and return of the Products;

     1.2 To assume all risk of loss or damage to the Products upon delivery by Bailor to the carrier;

     1.3 To insure against loss of or damage to the Products for their list price value with an insurance company acceptable to Bailor for the term of this Agreement. Bailor will be loss payee, and at its option may request a certificate of insurance evidencing coverage for the property loaned under this Agreement;

     1.4 To be responsible for maintenance of the Products;

     1.5 To be responsible for any and all taxes pertaining to the Products or their use, including but not limited to property and use taxes, and to reimburse Bailor where Bailor is required to pay such a tax;

     1.6 To not remove the Products from the facility where they were originally installed unless Bailor's prior written consent is obtained;

     1.7 To return the Products to Bailor on or before the specified Return Date whereupon the term of this Agreement shall expire, in as good condition as when received, it being agreed that the Bailee shall be responsible for any damage thereto while in his or the carrier's possession, ordinary wear and tear excepted;

     1.8 That the Products shall remain the personal property of Bailor throughout the term of this Agreement. Bailee shall have no right, title, or interest therein; and

     1.9 To not transfer, sell, assign, sublicense, pledge, or otherwise dispose of, encumber or suffer a lien or encumbrance upon or against any interest in these Products without Bailor's prior written consent.

2.   BAILOR AGREES:

     2.1 To deliver to Bailee the Products described herein. Delivery will be F.O.B. Bailots plants.


  Page 30 (for all attachments to the Development Agreement between S-A and WG)

Page 3 of Attachment B

     2.2 To install the Products at the location provided by Bailee set forth above.

3.   THE PARTIES AGREE THAT:

     3.1 All single-use licensed software, including any subsequent updates and any part thereof ("Software") may be used on only the single CPU or equipment configuration specified in the applicable Software Product literature on which the Software is first installed, and may be copied, in whole or in part (with the proper inclusion of the Bailor copyright notice and any Bailor proprietary notices on the Software) only for use on that CPU or specified equipment configuration.

     3.2 The Software may be used on another single CPU on a temporary basis during a malfunction of the original CPU which causes the software to be inoperable.

     3.3 Bailee shall not make available the Software in any form to any third party (except Bailee's employees or agents directly concerned with Bailee's licensed use of the Software.

     3.4 Software licenses granted without media are subject to all of the terms of this Software Product License, except that Bailee may obtain the software by copying licensed Software in the Bailee's possession onto the CPU for which the Software is licensed.

     3.5 Source-licensed software requires the execution of a separate Software Program Sources License Agreement between Bailee and Bailor.

     3.6 Third-party software designated in the applicable price list as subject to a third-party license agreement is subject to the terms and conditions of the License Agreement accompanying the software. Bailee will not copy, use, disclose or transfer the software except as provided in the applicable license agreement.

     3.7 No title to or ownership of any software is transferred to Bailee.

     3.8 Bailor may terminate all software licenses granted hereunder and require return of the software if Bailee fails to comply with these license terms and conditions.

     3.9 Bailor may terminate the licenses of software granted hereunder and require return of the software if Bailee fails to comply with these license terms and conditions.

     3.10 Bailee agrees, upon notice of such termination or the expiration of the term of this Agreement, to immediately return to Bailor the software provided hereunder and all copies or portions thereof.


  Page 31 (for all attachments to the Development Agreement between S-A and WG)

Page 4 of Attachment B


     3.11 THE PRODUCTS SUPPLIED HEREUNDER ARE FURNISHED "AS IS." BAILOR DISCLAIMS WITHOUT LIMITATION ALL IMPLIED WARRANTIES OF FITNESS, IN NO EVENT WILL BAILOR BE LIABLE FOR DAMAGES TO PROPERTY OR ANY DAMAGES RESULTING FROM LOSS OF DATA, PROFITS OR USE OF PRODUCTS, OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THIS LIMITATION OF BAILOR'S LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT INCLUDING NEGLIGENCE. BAILEE AGREES TO DEFEND AND HOLD BAILOR HARMLESS AGAINST ANY CLAIMS INCLUDING COURT COSTS AND LEGAL EXPENSES RELATING TO THE PRODUCTS LOANS BY BAILOR.

     3.12 This Agreement is governed by the laws of the State of [NEW YORK] except that the Conflicts of Laws provisions for the selection of forum law shall not apply.

     3.13 This Agreement constitutes the entire Agreement between the parties and supersedes all prior negotiations and communications, oral or written, between the parties with respect to the subject matter hereof, and no deviation from these terms and conditions shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.


  Page 32 (for all attachments to the Development Agreement between S-A and WG)

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                                  ATTACHMENT C
                              WORLDGATE INFORMATION



  Page 33 (for all attachments to the Development Agreement between S-A and WG)

                                  ATTACHMENT D
                                 S-A INFORMATION



  Page 34 (for all attachments to the Development Agreement between S-A and WG)